United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):

August 9, 2004

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000	39-0444025
www.mge.com and/or www.mgeenergy.com (Web site)
Not applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) The following exhibit is included with this report:

Exhibit No. 99.1 - Press release of MGE Energy, Inc. issued on August 9, 2004.

Item 12. Results of Operations and Financial Condition.

On August 9, 2004, MGE Energy, Inc. (the Company) issued a press release announcing its second-quarter 2004 earnings. The Company is filing a copy of that press release as Exhibit 99.1 to this report.

This combined Form 8-K is being filed separately by the Company and Madison Gas and Electric Company. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. Neither registrant makes any representation as to information relating to the other registrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company (Registrants)
Date: August 9, 2004	/s/ Jeffrey C. Newman
Vice President and Treasurer

MGE Energy, Inc.
Madison Gas and Electric Company
Exhibit Index to Form 8-K
Dated August 9, 2004

Exhibit No.
99.1	Press release of MGE Energy, Inc. issued on August 9, 2004.